UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT Multi-Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital appreciation and, as a secondary objective, current income

Net asset value June 30, 2011

Class IA: $13.40	Class IB: $13.38

Total return at net asset value
			Russell 3000
(as of 6/30/11)	Class IA shares*	Class IB shares*	Value Index

6 months	4.23%	4.14%	5.74%

1 year	33.87	33.60	29.13

5 years	15.24	13.91	6.30
Annualized	2.88	2.64	1.23

Life	104.85	100.91	79.83
Annualized	9.18	8.92	7.45

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Multi-Cap Value Fund 1

Report from your fund’s manager

How would you characterize the investment environment during the six months ended June 30, 2011?

Overall, equity markets have experienced a rally since 2009, and the first half of 2011 was an extension of that positive environment. In the final two months of the period, however, markets pulled back in response to several macroeconomic events, including a slowdown in U.S. and global economic growth and a reemergence of sovereign debt concerns in peripheral Europe. During the period, growth stocks outperformed value stocks across all cap sizes. But large-cap value stock performance outpaced that of small-cap value stocks, indicating that the market recovery had entered a more mature phase. Because the portfolio held an underweight position in large-cap stocks, this led to underperformance. The strategy generally maintains overweight positions in small- and mid-cap stocks in which we tend to find more value opportunities.

Which industry sectors helped the fund?

The strategy is focused on stock picking, based on a bottom-up, fundamental research approach. Given that foundation, some sectors have provided more opportunities for finding attractive value stocks. As a result, the fund has overweight positions in sectors such as health care, technology, and consumer discretionary. During the period, both the health-care and consumer discretionary sectors contributed positively.

What holdings contributed to fund performance?

Tobacco manufacturer Lorillard was the top contributor. The FDA had embarked on a study to determine whether menthol cigarettes were more harmful than non-menthol. The results proved there was no additional harm from menthol. As the menthol cigarette Newport is one of Lorillard’s best-selling brands, its stock performed better, and we sold the holding at a profit during the period.

Health care was one of the best-performing sectors. Last year there was much uncertainty because it was difficult to assess the impact of federal health-care reform legislation on the sector. This year, there is a clearer understanding of the impact of the law. Most health-care stocks performed well, including those in the health maintenance organization subsector. Managed-care insurer Aetna contributed to performance.

Pharmaceutical holdings such as Jazz Pharmaceuticals and Elan also contributed. Jazz has a successful drug to treat narcolepsy. The market segment has low penetration, and this drug has become the preferred treatment, creating growth potential. Elan has a successful drug for the treatment of multiple sclerosis, which has created the potential for the firm to develop partnerships with larger biotech companies.

What were some of the strategies that were detractors?

Specialty women’s clothing retailer Talbots detracted from performance. Several years ago, Talbots initiated a turnaround in an attempt to change its perception to be more fashion forward. The effort included updating its clothing line and increasing the number of stores. The turnaround goals have not yet been successful in attracting a younger demographic. The sluggish economy and weak retail sales have also not helped. We continue to hold the stock because we believe that, ultimately, the transition strategy will work.

Other detractors included OfficeMax and Staples. These office supply stores are largely dependent on small businesses and a robust employment market. Many smaller businesses are turning to online retailers and not using local stores. At the same time, employment has not picked up. While the impact of these issues is industry-wide, the fund continues to hold Staples because we are confident about its growth going forward. The fund no longer holds OfficeMax because the company is undergoing internal changes.

Technology firm Hewlett-Packard also detracted because the company missed earnings expectations. But we still have conviction about the stock’s potential.

What is your outlook?

With lingering European sovereign debt concerns, and the outlook for global growth continuing to evolve, there is additional volatility in the market. We are tilting our stock selection strategy to be slightly more conservative. We believe we will continue to find the most attractive opportunities in the health-care, consumer discretionary, and technology sectors. In general, we consider valuations to be reasonable, and we will continue to look for individual investments that are undervalued relative to the overall market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager James A. Polk is a CFA charterholder. He joined Putnam in 1998 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Multi-Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.10	$5.37	$4.06	$5.31

Ending value
(after expenses)	$1,042.30	$1,041.40	$1,020.78	$1,019.54

Annualized
expense ratio	0.81%	1.06%	0.81%	1.06%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Multi-Cap Value Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (98.4%)*	Shares	Value

Aerospace and defense (1.1%)
BE Aerospace, Inc. †	5,410	$220,778

Embraer SA ADR (Brazil)	7,070	217,615

		438,393
Airlines (0.3%)
United Continental Holdings, Inc. † S	5,600	126,728

		126,728
Automobiles (0.5%)
Ford Motor Co. † S	15,040	207,402

		207,402
Beverages (1.5%)
Coca-Cola Enterprises, Inc.	21,880	638,458

		638,458
Biotechnology (0.7%)
Amarin Corp. PLC ADR (United Kingdom) †	19,666	284,567

		284,567
Building products (0.4%)
USG Corp. † S	11,590	166,201

		166,201
Capital markets (2.2%)
Ameriprise Financial, Inc.	8,588	495,356

E*Trade Financial Corp. †	11,522	159,004

Legg Mason, Inc.	7,640	250,286

		904,646
Chemicals (2.0%)
Huntsman Corp.	22,250	419,413

LyondellBasell Industries NV Class A (Netherlands)	10,800	416,016

		835,429
Commercial banks (8.4%)
Bancorp, Inc. †	52,480	548,416

Comerica, Inc.	9,030	312,167

Cullen/Frost Bankers, Inc. S	2,280	129,618

First Horizon National Corp.	29,560	282,002

Huntington Bancshares, Inc.	61,910	406,130

Popular, Inc. (Puerto Rico) †	83,270	229,825

SunTrust Banks, Inc.	4,390	113,262

SVB Financial Group † S	5,460	326,017

Webster Financial Corp.	12,090	254,132

Wells Fargo & Co.	32,290	906,057

		3,507,626
Commercial services and supplies (1.0%)
Healthcare Services Group, Inc.	25,247	410,264

		410,264
Communications equipment (3.7%)
Cisco Systems, Inc.	21,890	341,703

Polycom, Inc. †	5,470	351,721

Qualcomm, Inc.	7,310	415,135

Sycamore Networks, Inc. †	10,700	237,968

Tellabs, Inc.	45,760	210,954

		1,557,481
Computers and peripherals (5.2%)
Apple, Inc. †	2,820	946,589

Hewlett-Packard Co.	24,900	906,360

SanDisk Corp. †	7,650	317,475

		2,170,424
Consumer finance (0.5%)
Discover Financial Services	7,040	188,320

		188,320
Containers and packaging (2.9%)
Silgan Holdings, Inc. S	29,370	1,203,289

		1,203,289

COMMON STOCKS (98.4%)* cont.	Shares	Value

Diversified consumer services (0.9%)
Apollo Group, Inc. Class A †	6,150	$268,632

Career Education Corp. †	4,790	101,309

		369,941
Diversified financial services (2.5%)
Bank of America Corp.	16,200	177,552

JPMorgan Chase & Co.	20,830	852,780

		1,030,332
Electric utilities (1.0%)
Great Plains Energy, Inc.	20,020	415,015

		415,015
Electrical equipment (1.1%)
AMETEK, Inc.	10,195	457,756

		457,756
Energy equipment and services (2.5%)
Helix Energy Solutions Group, Inc. †	7,030	116,417

National Oilwell Varco, Inc.	11,630	909,582

		1,025,999
Food products (2.2%)
Mead Johnson Nutrition Co. Class A	13,850	935,568

		935,568
Gas utilities (0.4%)
National Fuel Gas Co.	2,210	160,888

		160,888
Health-care equipment and supplies (3.9%)
Cooper Companies, Inc. (The)	3,780	299,527

Covidien PLC (Ireland)	13,086	696,568

Merit Medical Systems, Inc. †	11,832	212,621

St. Jude Medical, Inc.	8,390	400,035

		1,608,751
Health-care providers and services (10.5%)
Aetna, Inc.	13,540	596,979

AmerisourceBergen Corp. S	10,860	449,604

Coventry Health Care, Inc. †	16,790	612,331

Humana, Inc. †	5,750	463,105

Lincare Holdings, Inc.	23,595	690,626

Mednax, Inc. †	9,100	656,929

PSS World Medical, Inc. †	14,910	417,629

Quest Diagnostics, Inc.	5,900	348,690

Sunrise Senior Living, Inc. † S	15,770	150,288

		4,386,181
Hotels, restaurants, and leisure (0.7%)
Domino’s Pizza, Inc. †	11,400	287,736

		287,736
Household durables (1.5%)
Newell Rubbermaid, Inc.	18,466	291,393

NVR, Inc. †	480	348,230

		639,623
Household products (2.6%)
Church & Dwight Co., Inc. S	19,160	776,746

Energizer Holdings, Inc. † S	2,530	183,071

Spectrum Brands Holdings, Inc. †	4,350	139,200

		1,099,017
Industrial conglomerates (2.2%)
Tyco International, Ltd.	18,420	910,501

		910,501
Insurance (6.3%)
Assured Guaranty, Ltd. (Bermuda)	15,250	248,728

Employers Holdings, Inc.	17,730	297,332

Hanover Insurance Group, Inc. (The)	11,210	422,729

Hartford Financial Services Group, Inc. (The)	14,886	392,544

HCC Insurance Holdings, Inc.	9,160	288,540

Marsh & McLennan Cos., Inc.	12,330	384,573

XL Group PLC S	25,820	567,524

		2,601,970

4 Putnam VT Multi-Cap Value Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

IT Services (1.0%)
Unisys Corp. †	15,950	$409,915

		409,915
Leisure equipment and products (1.4%)
Mattel, Inc.	21,240	583,888

		583,888
Machinery (3.1%)
Gardner Denver, Inc.	7,130	599,277

Ingersoll-Rand PLC	5,380	244,306

Snap-On, Inc.	7,280	454,854

		1,298,437
Metals and mining (1.2%)
Freeport-McMoRan Copper & Gold, Inc. Class B	7,420	392,518

U.S. Steel Corp. S	2,490	114,640

		507,158
Multiline retail (0.9%)
Dollar General Corp. †	11,140	377,535

		377,535
Multi-utilities (0.6%)
DTE Energy Co.	4,820	241,096

		241,096
Office electronics (1.5%)
Xerox Corp.	58,580	609,818

		609,818
Oil, gas, and consumable fuels (6.3%)
Alpha Natural Resources, Inc. †	6,010	273,094

Apache Corp.	2,965	365,851

Brigham Exploration Co. †	7,280	217,890

Cabot Oil & Gas Corp. Class A	3,680	244,021

James River Coal Co. † S	7,260	151,153

Newfield Exploration Co. †	2,390	162,568

Occidental Petroleum Corp. S	3,380	351,655

Petrohawk Energy Corp. †	7,470	184,285

Pioneer Natural Resources Co.	3,629	325,050

Southwestern Energy Co. †	3,300	141,504

Swift Energy Co. †	5,850	218,030

		2,635,101
Paper and forest products (0.3%)
Louisiana-Pacific Corp. †	14,070	114,530

		114,530
Pharmaceuticals (3.9%)
Elan Corp. PLC ADR (Ireland) †	47,170	536,323

ISTA Pharmaceuticals, Inc. †	30,010	229,426

Jazz Pharmaceuticals, Inc. † S	8,976	299,350

Pfizer, Inc.	21,880	450,728

Viropharma, Inc. †	5,568	103,008

		1,618,835
Real estate management and development (0.5%)
CB Richard Ellis Group, Inc. Class A †	8,280	207,911

		207,911
Semiconductors and semiconductor equipment (0.6%)
Cymer, Inc. †	4,828	239,034

		239,034
Software (0.9%)
CA, Inc.	16,810	383,940

		383,940
Specialty retail (6.1%)
Bed Bath & Beyond, Inc. † S	12,830	748,887

Monro Muffler Brake, Inc.	8,240	307,270

Signet Jewelers, Ltd. (Bermuda) †	4,690	219,539

Staples, Inc.	18,960	299,568

Talbots, Inc. (The) † S	46,483	155,253

TJX Cos., Inc. (The)	12,040	632,461

Urban Outfitters, Inc. †	6,960	195,924

		2,558,902

COMMON STOCKS (98.4%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (1.1%)
Hanesbrands, Inc. † S	10,880	$310,624

K-Swiss, Inc. Class A †	13,240	140,741

		451,365
Trading companies and distributors (0.3%)
United Rentals, Inc. † S	5,620	142,748

		142,748

Total common stocks (cost $34,142,498)		$40,948,719

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Hewlett-Packard Co. (Call)	Oct-11/$50.00	63,264	$1,463

Talbots, Inc. (The) (Call)	Jan-12/$5.00	112,947	29,490

U.S. Airways Group, Inc. (Call)	Jan-12/$10.50	125,784	101,393

U.S. Airways Group, Inc. (Call)	Jan-12/$10.00	37,192	35,792

Total purchased options
outstanding (cost $301,936)			$168,138

WARRANTS (0.3)* †	Expiration date	Strike price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	80,780	$140,557

Total warrants (cost $214,067)				$140,557

SHORT-TERM INVESTMENTS (14.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	5,651,909	$5,651,909

Putnam Money Market Liquidity Fund 0.04% [e]	316,341	316,341

Total short-term investments (cost $5,968,250)		$5,968,250

Total investments (cost $40,626,751)		$47,225,664

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $41,616,015.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $1,911,416 to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING
at 6/30/11 (premiums received	Contract	Expiration date/
$132,458) (Unaudited)	amount	strike price	Value

U.S. Airways Group, Inc. (Call)	125,784	Jan-12/$11.50	$70,521

U.S. Airways Group, Inc. (Call)	37,192	Jan-12/$12.50	14,490

Total			$85,011

Putnam VT Multi-Cap Value Fund 5

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value  measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$5,476,392	$—	$—

Consumer staples	2,673,043	—	—

Energy	3,661,100	—	—

Financials	8,440,805	—	—

Health care	7,898,334	—	—

Industrials	3,951,028	—	—

Information technology	5,370,612	—	—

Materials	2,660,406	—	—

Utilities	816,999	—	—

Total common stocks	40,948,719	—	—

Purchased options outstanding	—	168,138	—

Warrants	140,557	—	—

Short-term investments	316,341	5,651,909	—

Totals by level	$41,405,617	$5,820,047	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options	$—	$(85,011)	$—

Totals by level	$—	$(85,011)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Multi-Cap Value Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $5,552,366 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $34,658,501)	$41,257,414

Affiliated issuers (identified cost $5,968,250) (Notes 1 and 6)	5,968,250

Dividends, interest and other receivables	39,498

Receivable for shares of the fund sold	6,374

Receivable for investments sold	291,536

Total assets	47,563,072

Liabilities

Payable to custodian	24

Payable for investments purchased	96,037

Payable for shares of the fund repurchased	24,227

Payable for compensation of Manager (Note 2)	18,884

Payable for investor servicing fees (Note 2)	892

Payable for custodian fees (Note 2)	10,673

Payable for Trustee compensation and expenses (Note 2)	34,662

Payable for administrative services (Note 2)	230

Payable for distribution fees (Note 2)	2,616

Written options outstanding, at value (premiums received $132,458)
(Notes 1 and 3)	85,011

Collateral on securities loaned, at value (Note 1)	5,651,909

Other accrued expenses	21,892

Total liabilities	5,947,057

Net assets	$41,616,015

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$43,662,701

Distributions in excess of net investment income (Note 1)	(55,156)

Accumulated net realized loss on investments (Note 1)	(8,637,890)

Net unrealized appreciation of investments	6,646,360

Total — Representing net assets applicable
to capital shares outstanding	$41,616,015

Computation of net asset value Class IA

Net assets	$28,715,568

Number of shares outstanding	2,142,402

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.40

Computation of net asset value Class IB

Net assets	$12,900,447

Number of shares outstanding	964,376

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.38

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $1,296)	$219,124

Interest (including interest income of $257 from investments
in affiliated issuers) (Note 6)	548

Securities lending (Note 1)	4,388

Total investment income	224,060

Expenses

Compensation of Manager (Note 2)	121,318

Investor servicing fees (Note 2)	22,070

Custodian fees (Note 2)	9,408

Trustee compensation and expenses (Note 2)	1,498

Administrative services (Note 2)	684

Distribution fees — Class IB (Note 2)	16,965

Auditing	16,006

Other	5,087

Total expenses	193,036

Expense reduction (Note 2)	(5,462)

Net expenses	187,574

Net investment income	36,486

Net realized gain on investments (Notes 1 and 3)	3,268,668

Net realized gain on written options (Notes 1 and 3)	305,166

Net unrealized depreciation of investments and written options
during the period	(1,801,189)

Net gain on investments	1,772,645

Net increase in net assets resulting from operations	$1,809,131

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund 7

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$36,486	$127,759

Net realized gain on investments	3,573,834	7,065,432

Net unrealized appreciation (depreciation)
of investments	(1,801,189)	1,363,793

Net increase in net assets resulting
from operations	1,809,131	8,556,984

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(153,087)	(138,149)

Class IB	(34,405)	(42,596)

Increase in capital from settlement
payments (Note 7)	13	—

Decrease from capital share transactions
(Note 4)	(4,182,706)	(3,556,828)

Total increase (decrease) in net assets	(2,561,054)	4,819,411

Net assets:

Beginning of period	44,177,069	39,357,658

End of period (including distributions
in excess of net investment income of
$55,156 and undistributed net investment
income of $95,850, respectively)	$41,616,015	$44,177,069

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Multi-Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$12.92	.02	.53	.55	(.07)	—	(.07)	—[e,j]	$13.40	4.23*	$28,716	.40*	.12*	49*

12/31/10	10.44	.04	2.49	2.53	(.05)	—	(.05)	—	12.92	24.32	30,052.86		.39	111

12/31/09	7.55	.05	2.90	2.95	(.06)	—	(.06)	—	10.44	39.54	25,771	.92[f]	.61[f]	130

12/31/08	16.45	.09	(6.06)	(5.97)	(.15)	(2.78)	(2.93)	—[e,h]	7.55	(42.77)	21,125	.90[f]	.79[f]	79

12/31/07	17.83	.09	.33	.42	(.30)	(1.50)	(1.80)	—	16.45	1.98	53,498	.87[f]	.48[f]	67

12/31/06	16.23	.30 [g]	2.13	2.43	(.07)	(.76)	(.83)	—	17.83	15.32	63,738	.90[f]	1.79[f,g]	73

Class IB

6/30/11†	$12.88	—[e]	.53	.53	(.03)	—	(.03)	—[e,j]	$13.38	4.14*	$12,900	.53*	—*i	49*

12/31/10	10.41	.02	2.48	2.50	(.03)	—	(.03)	—	12.88	24.06	14,125	1.11	.14	111

12/31/09	7.52	.03	2.89	2.92	(.03)	—	(.03)	—	10.41	39.00	13,587	1.17[f]	.35[f]	130

12/31/08	16.35	.06	(6.01)	(5.95)	(.10)	(2.78)	(2.88)	—[e,h]	7.52	(42.83)	11,312	1.15[f]	.55[f]	79

12/31/07	17.74	.04	.33	.37	(.26)	(1.50)	(1.76)	—	16.35	1.69	26,543	1.12[f]	.22[f]	67

12/31/06	16.16	.27[g]	2.11	2.38	(.04)	(.76)	(.80)	—	17.74	15.06	31,386	1.15[f]	1.61[f,g]	73

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.14%

12/30/08	0.09

12/30/07	<0.01

12/30/06	0.01

g Reflects a special dividend which amounted to $0.19 per share and 1.12% of average net assets.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

i Amount represents less than 0.01% per share.

j Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011. (Note 7).

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund 9

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Multi-Cap Value Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing in common stocks of U.S. companies of any size with a focus on value stocks.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, to enhance returns on securities owned and to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 300,000 on purchased options contracts for the reporting period.

D) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time.

10 Putnam VT Multi-Cap Value Fund

Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

E) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $5,552,366 and the fund received cash collateral of $5,651,909.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $11,529,161 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$5,493,710	12/31/16

6,035,451	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $41,309,313, resulting in gross unrealized appreciation and depreciation of $7,361,412 and $1,445,061, respectively, or net unrealized appreciation of $5,916,351.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.9% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Putnam VT Multi-Cap Value Fund 11

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2 under the expense offset arrangements and by $5,460 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $25, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,947,749 and $24,242,974, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	72,840	$33,506

Options opened	665,187	435,428

Options exercised	—	—

Options expired	(394,019)	(259,497)

Options closed	(181,032)	(76,979)

Written options outstanding at the
end of the reporting period	162,976	$132,458

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	95,899	$1,280,116	622,400	$7,210,186	47,522	$641,146	250,087	$2,855,588

Shares issued in connection with
reinvestment of distributions	11,265	153,087	11,951	138,149	2,535	34,405	3,688	42,596

	107,164	1,433,203	634,351	7,348,335	50,057	675,551	253,775	2,898,184

Shares repurchased	(290,691)	(3,871,685)	(776,984)	(8,655,928)	(182,429)	(2,419,775)	(461,937)	(5,147,419)

Net decrease	(183,527)	$(2,438,482)	(142,633)	$(1,307,593)	(132,372)	$(1,744,224)	(208,162)	$(2,249,235)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$308,695	Payables	$85,011

Total		$308,695		$85,011

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total

Equity contracts	$5,485	$5,485

Total	$5,485	$5,485

12 Putnam VT Multi-Cap Value Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Warrants	Total

Equity contracts	$(16,498)	$(73,510)	$(90,008)

Total	$(16,498)	$(73,510)	$(90,008)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $257 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $10,872,538 and $11,971,859, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $13 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Multi-Cap Value Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for

14 Putnam VT Multi-Cap Value Fund

effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 60, 54 and 44 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues

Putnam VT Multi-Cap Value Fund 15

to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

16 Putnam VT Multi-Cap Value Fund

This page intentionally left blank.

Putnam VT Multi-Cap Value Fund 17

This page intentionally left blank.

18 Putnam VT Multi-Cap Value Fund

This page intentionally left blank.

Putnam VT Multi-Cap Value Fund 19

This page intentionally left blank.

20 Putnam VT Multi-Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Multi-Cap Value Fund 21

This report has been prepared for the shareholders	H519
of Putnam VT Multi-Cap Value Fund.	268669 8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011